SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 August 18, 2005

                        DENTAL PATIENT CARE AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Utah                         333-37842               87-0639343
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(State or other jurisdiction of   (Commission file number)      (IRS employer
        incorporation)                                       identification no.)

      2825 E. Cottonwood Parkway, Suite 500, SLC, UT           84121
      ----------------------------------------------         ----------
         (Address of principal executive offices)            (Zip code)

                                 (801) 990-3314
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to
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         [ ] Written communications pursuant to Rule 425 under the Securities
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         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
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         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13c-4(c)

                   This document contains a total of 2 pages.

Item 7.01 Regulation FD

         The Company, through its wholly owned subsidiary, U.S. DentistDirect, Inc. ("DentistDirect"), is engaged in the dental benefits plan business for the purpose of generating revenue for DentistDirect and to generate patient flow for providers participating in the panel for the DentistDirect offerings. DentistDirect, through its subcontractor (Qualified Benefit Services, LLC), has established a preliminary arrangement whereby dental insurance will be offered under the DentistDirect name in select markets. American National Insurance, one of the nations largest insurance carriers, would insure against the risks associated with claims exceeding the premiums and the insurance product(s) would be administered by Qualified Benefit Services, LLC. It is anticipated that DentistDirect would earn a fee for use of the exclusive network and the use of the DentistDirect name. DentistDirect would have no obligation in the event that claims exceed premiums. The first insurance claim under these preliminary arrangements was processed on August 18, 2005.

         DentistDirect is still in the process of finalizing the DentistDirect insurance products to be offered and how the DentistDirect insurance products will operate. Mr. Pete Peterson, a director of the Company, is affiliated with Qualified Benefit Services, LLC.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DENTAL PATIENT CARE AMERICA, INC.
                                              (Registrant)




Date: August 23, 2005                          By   /s/  Michael Silva
                                                 -------------------------------
                                                 Michael Silva
                                                 Chief Executive Officer